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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01424

AIM Equity Funds (Invesco Equity Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/14

Item 1. Report to Stockholders.

Annual Report to Shareholders October 31, 2014

Invesco Charter Fund

Nasdaq:
A: CHTRX ■ B: BCHTX ■ C: CHTCX ■ R: CHRRX ■ S: CHRSX ■ Y: CHTYX
R5: CHTVX ■ R6: CHFTX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Charter Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Charter Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Charter Fund lagged the S&P 500 Index and the Russell 1000 Index, its broad market and style-specific benchmarks, respectively. The Fund’s stock selection in the information technology (IT) sector was the largest detractor from performance versus its style-specific benchmark, and the consumer staples sector was the largest contributor to relative performance. Additionally, the largest overweight position relative to the Fund’s style-specific index was in the health care sector. The Fund’s allocation to cash also tempered results for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.48%
Class B Shares	9.62
Class C Shares	9.64
Class R Shares	10.19
Class S Shares	10.57
Class Y Shares	10.75
Class R5 Shares	10.87
Class R6 Shares	10.96
S&P 500 Index▼ (Broad Market Index)	17.27
Russell 1000 Index▼ (Style-Specific Index)	16.78
Lipper Large-Cap Core Funds Index■ (Peer Group Index)	14.75

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period.

    The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014.

    The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

    For the reporting period, major equity market indexes delivered strong gains and all 10 sectors of the S&P 500 Index had positive returns.

    During the reporting period, stock selection in the consumer staples sector was the largest contributor to performance on a relative basis versus the Fund’s style-specific index, and the health care sector had the highest return from an absolute basis.

    The health care sector was well-represented among our strongest contributors to Fund performance for the reporting period. The largest contributor to performance was Allergan. Allergan, a specialty pharmaceutical company and the maker of a broad-array of products, including Botox, benefited from multiple buy-out offers during the reporting period.

    Another key contributor was HCA Holdings. HCA owns and operates hospitals and saw improved volumes and margins stemming from the Affordable Care Act.

    In addition, Gilead Sciences reported significant earnings growth, particularly in its hepatitis related drug platform.

    The industrials, IT, energy, and materials sectors detracted from Fund performance during the reporting period.

    SKF detracted from Fund performance for the reporting period. SKF, a bearings and seals manufacturer, was impacted by sluggish industrial growth and near-term margin concerns, particularly in Europe as well as the automotive industry. Additionally, management’s guidance for the near-term remained cautious, which weighed on the stock.

Portfolio Composition
By sector

Health Care	19.7%
Information Technology	15.0
Financials	13.3
Industrials	9.5
Energy	7.9
Consumer Discretionary	6.7
Consumer Staples	3.5
Materials	1.8
Utilities	1.1
Money Market Funds
Plus Other Assets Less Liabilities	21.5

Top 10 Equity Holdings*

1.	American Express Co.	2.6%
2.	Berkshire Hathaway Inc.- Class A	2.5
3.	TE Connectivity Ltd.	2.1
4.	Sanofi ADR	2.0
5.	Northern Trust Corp.	2.0
6.	Celgene Corp.	2.0
7.	Progressive Corp. (The)	2.0
8.	Analog Devices, Inc.	1.9
9.	Express Scripts Holding Co.	1.8
10.	HCA Holdings, Inc.	1.8

Total Net Assets	$6.0 billion

Total Number of Holdings*	63

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Charter Fund

    Also, Sandvik, manufacturer of tools for mining and construction, detracted from Fund performance as the mining industry weakened during the reporting period, particularly in China.

    During the reporting period, our largest overweight position relative to the Russell 1000 Index was in the health care sector. The Fund also had slight overweight positions in the energy and materials sectors. The largest underweight positions were in the consumer discretionary, consumer staples, financials and IT sectors. During the fiscal year, our cash position remained roughly the same compared to the previous fiscal year.

    Regardless of market conditions, our goal for Invesco Charter Fund remains the same – to serve as a conservative cornerstone for your investment portfolio. We seek to provide attractive upside participation with strong potential downside protection, so that over a full market cycle, the Fund may deliver superior investment results with the potential for reduced risk and a smoother investor experience.

    As always, we thank you for your continued investment in Invesco Charter Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ron Sloan Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s
domestic core investments team, is lead manager of Invesco Charter Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Charter Fund. He joined
Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

5                         Invesco Charter Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Charter Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception (11/26/68)	10.88%
10 Years	7.51
5 Years	10.98
1 Year	4.41

Class B Shares
Inception (6/26/95)	7.51%
10 Years	7.49
5 Years	11.13
1 Year	4.62

Class C Shares
Inception (8/4/97)	4.83%
10 Years	7.32
5 Years	11.40
1 Year	8.64

Class R Shares
Inception (6/3/02)	7.15%
10 Years	7.85
5 Years	11.94
1 Year	10.19

Class S Shares
10 Years	8.18%
5 Years	12.35
1 Year	10.57

Class Y Shares
10 Years	8.29%
5 Years	12.51
1 Year	10.75

Class R5 Shares
Inception (7/30/91)	8.67%
10 Years	8.57
5 Years	12.66
1 Year	10.87

Class R6 Shares
10 Years	8.22%
5 Years	12.44
1 Year	10.96

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (11/26/68)	10.90%
10 Years	7.64
5 Years	10.62
1 Year	7.99

Class B Shares
Inception (6/26/95)	7.55%
10 Years	7.60
5 Years	10.78
1 Year	8.45

Class C Shares
Inception (8/4/97)	4.86%
10 Years	7.44
5 Years	11.04
1 Year	12.47

Class R Shares
Inception (6/3/02)	7.21%
10 Years	7.97
5 Years	11.60
1 Year	14.01

Class S Shares
10 Years	8.30%
5 Years	11.98
1 Year	14.38

Class Y Shares
10 Years	8.41%
5 Years	12.16
1 Year	14.60

Class R5 Shares
Inception (7/30/91)	8.71%
10 Years	8.70
5 Years	12.30
1 Year	14.67

Class R6 Shares
10 Years	8.34%
5 Years	12.08
1 Year	14.77

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.07%, 1.82%, 1.82%, 1.32%, 0.97%, 0.82%, 0.74% and 0.65%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.09%, 1.84%, 1.84%, 1.34%, 0.99%, 0.84%, 0.76% and 0.67%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Charter Fund

Invesco Charter Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employee benefit plans. Please see the prospectus for more information.
■	Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for retirement plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000 Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco Charter Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–78.53%
Apparel, Accessories & Luxury Goods–0.47%
Prada S.p.A. (Italy)	4,542,400	$28,306,865

Asset Management & Custody Banks–1.99%
Northern Trust Corp.	1,799,955	119,337,016

Auto Parts & Equipment–1.15%
Johnson Controls, Inc.	1,458,521	68,915,117

Biotechnology–3.30%
Celgene Corp.(b)	1,104,424	118,272,766
Gilead Sciences, Inc.(b)	711,709	79,711,408
		197,984,174

Brewers–1.23%
Molson Coors Brewing Co.–Class B	992,467	73,819,695

Casinos & Gaming–1.14%
Las Vegas Sands Corp.	1,093,766	68,097,871

Communications Equipment–4.01%
Cisco Systems, Inc.	2,706,213	66,221,032
F5 Networks, Inc.(b)	619,348	76,167,417
QUALCOMM, Inc.	1,250,878	98,206,432
		240,594,881

Consumer Finance–2.60%
American Express Co.	1,735,996	156,152,840

Department Stores–1.57%
Macy’s, Inc.	1,631,475	94,331,885

Distillers & Vintners–0.46%
Diageo PLC (United Kingdom)	946,663	27,864,406

Diversified Banks–1.37%
U.S. Bancorp	1,934,146	82,394,620

Diversified Chemicals–0.86%
Dow Chemical Co. (The)	1,050,000	51,870,000

Electric Utilities–1.14%
Duke Energy Corp.	830,268	68,206,516

Electrical Components & Equipment–1.06%
Eaton Corp. PLC	933,837	63,865,112

Electronic Manufacturing Services–2.05%
TE Connectivity Ltd. (Switzerland)	2,008,243	122,763,895

Food Retail–0.71%
Kroger Co. (The)	768,480	42,812,021

Health Care Facilities–1.81%
HCA Holdings, Inc.(b)	1,546,543	108,335,337

Health Care Services–1.84%
Express Scripts Holding Co.(b)	1,437,916	110,460,707

	Shares	Value
Heavy Electrical Equipment–1.45%
ABB Ltd. (Switzerland)	3,953,472	$86,692,199

Home Improvement Retail–1.11%
Lowe’s Cos., Inc.	1,159,913	66,347,024

Industrial Machinery–5.14%
FANUC Corp. (Japan)	121,200	21,297,116
Illinois Tool Works Inc.	766,720	69,809,856
Parker Hannifin Corp.	665,657	84,558,409
Sandvik AB (Sweden)	2,552,429	28,063,925
SKF AB–Class B (Sweden)	3,848,065	77,234,228
Stanley Black & Decker Inc.	288,887	27,051,379
		308,014,913

Insurance Brokers–1.72%
Marsh & McLennan Cos., Inc.	1,897,084	103,144,457

Integrated Oil & Gas–0.61%
Chevron Corp.	304,575	36,533,771

Investment Banking & Brokerage–1.17%
Charles Schwab Corp. (The)	2,436,933	69,866,869

IT Consulting & Other Services–0.97%
International Business Machines Corp.	353,709	58,149,760

Life Sciences Tools & Services–2.68%
Agilent Technologies, Inc.	1,339,708	74,059,058
Thermo Fisher Scientific, Inc.	738,926	86,875,530
		160,934,588

Movies & Entertainment–0.78%
Twenty-First Century Fox, Inc.–Class A	1,363,749	47,022,066

Multi-Sector Holdings–2.53%
Berkshire Hathaway Inc.–Class A(b)	722	151,620,000

Oil & Gas Equipment & Services–3.41%
Cameron International Corp.(b)	1,517,493	90,366,708
Halliburton Co.	1,215,697	67,033,533
Schlumberger Ltd.	478,944	47,252,615
		204,652,856

Oil & Gas Exploration & Production–3.91%
Anadarko Petroleum Corp.	822,773	75,514,106
EOG Resources, Inc.	996,978	94,762,759
Pioneer Natural Resources Co.	338,381	63,974,312
		234,251,177

Packaged Foods & Meats–1.07%
Danone (France)	942,380	64,028,202

Paper Products–0.93%
International Paper Co.	1,100,000	55,682,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Charter Fund

	Shares	Value
Pharmaceuticals–10.03%
Allergan, Inc.	325,399	$61,845,334
Bayer AG (Germany)	460,568	65,476,279
GlaxoSmithKline PLC–ADR (United Kingdom)	1,474,209	67,061,767
Merck & Co., Inc.	1,563,405	90,583,686
Roche Holding AG (Switzerland)	324,648	95,881,890
Sanofi–ADR (France)	2,643,319	122,227,070
Shire PLC–ADR (Ireland)	104,699	20,918,860
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	1,376,823	77,749,195
		601,744,081

Property & Casualty Insurance–1.96%
Progressive Corp. (The)	4,459,658	117,779,568

Railroads–2.30%
Norfolk Southern Corp.	516,880	57,187,603
Union Pacific Corp.	693,410	80,747,595
		137,935,198

Semiconductor Equipment–1.66%
Applied Materials, Inc.	2,185,610	48,280,125
KLA-Tencor Corp.	648,915	51,361,622
		99,641,747

Semiconductors–3.50%
Analog Devices, Inc.	2,237,690	111,034,178

	Shares	Value
Semiconductors–(continued)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	23,007,019	$99,185,907
		210,220,085

Systems Software–1.26%
Microsoft Corp.	1,604,663	75,338,928

Technology Hardware, Storage & Peripherals–1.56%
EMC Corp.	3,266,776	93,854,474

Trading Companies & Distributors–0.02%
Veritiv Corp.(b)	21,030	948,663
Total Common Stocks & Other Equity Interests (Cost $3,076,509,381)		4,710,515,584

Money Market Funds–15.57%
Liquid Assets Portfolio–Institutional Class(c)	466,962,682	466,962,682
Premier Portfolio–Institutional Class(c)	466,962,683	466,962,683
Total Money Market Funds (Cost $933,925,365)		933,925,365
TOTAL INVESTMENTS–94.10% (Cost $4,010,434,746)		5,644,440,949
OTHER ASSETS LESS LIABILITIES–5.90%		354,159,598
NET ASSETS–100.00%		$5,998,600,547

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Charter Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $3,076,509,381)	$4,710,515,584
Investments in affiliated money market funds, at value and cost	933,925,365
Total investments, at value (Cost $4,010,434,746)	5,644,440,949
Foreign currencies, at value (Cost $10,117,043)	10,132,557
Receivable for:
Investments sold	347,327,245
Fund shares sold	3,787,720
Dividends	2,723,437
Investment for trustee deferred compensation and retirement plans	1,733,942
Other assets	93,368
Total assets	6,010,239,218

Liabilities:
Payable for:
Fund shares reacquired	6,046,736
Accrued fees to affiliates	3,306,655
Accrued trustees’ and officers’ fees and benefits	8,691
Accrued other operating expenses	260,121
Trustee deferred compensation and retirement plans	2,016,468
Total liabilities	11,638,671
Net assets applicable to shares outstanding	$5,998,600,547

Net assets consist of:
Shares of beneficial interest	$3,790,961,429
Undistributed net investment income	30,838,498
Undistributed net realized gain	542,941,756
Net unrealized appreciation	1,633,858,864
$5,998,600,547

Net Assets:
Class A	$4,517,960,193
Class B	$78,124,783
Class C	$282,090,732
Class R	$67,909,964
Class S	$23,137,059
Class Y	$479,370,708
Class R5	$414,712,953
Class R6	$135,294,155

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	194,094,753
Class B	3,516,997
Class C	12,665,764
Class R	2,943,275
Class S	992,949
Class Y	20,500,778
Class R5	17,254,497
Class R6	5,626,546
Class A:
Net asset value per share	$23.28
Maximum offering price per share
(Net asset value of $23.28 ÷ 94.50%)	$24.63
Class B:
Net asset value and offering price per share	$22.21
Class C:
Net asset value and offering price per share	$22.27
Class R:
Net asset value and offering price per share	$23.07
Class S:
Net asset value and offering price per share	$23.30
Class Y:
Net asset value and offering price per share	$23.38
Class R5:
Net asset value and offering price per share	$24.04
Class R6:
Net asset value and offering price per share	$24.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Charter Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $3,818,620)	$97,021,337
Dividends from affiliated money market funds	363,190
Total investment income	97,384,527

Expenses:
Advisory fees	37,185,960
Administrative services fees	669,479
Custodian fees	410,220
Distribution fees:
Class A	11,531,368
Class B	948,449
Class C	2,859,115
Class R	372,200
Class S	36,253
Transfer agent fees — A, B, C, R, S and Y	9,981,791
Transfer agent fees — R5	416,142
Transfer agent fees — R6	5,393
Trustees’ and officers’ fees and benefits	170,315
Other	1,086,025
Total expenses	65,672,710
Less: Fees waived and expense offset arrangement(s)	(1,283,509)
Net expenses	64,389,201
Net investment income	32,995,326

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(47,210))	595,730,750
Foreign currencies	(280,530)
595,450,220
Change in net unrealized appreciation (depreciation) of:
Investment securities	(13,211,517)
Foreign currencies	(313,629)
(13,525,146)
Net realized and unrealized gain	581,925,074
Net increase in net assets resulting from operations	$614,920,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Charter Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$32,995,326	$53,115,578
Net realized gain	595,450,220	280,208,345
Change in net unrealized appreciation (depreciation)	(13,525,146)	995,866,556
Net increase in net assets resulting from operations	614,920,400	1,329,190,479

Distributions to shareholders from net investment income:
Class A	(40,001,774)	(41,612,854)
Class B	(197,192)	(332,279)
Class C	(522,089)	(664,655)
Class R	(498,781)	(615,458)
Class S	(234,367)	(240,607)
Class Y	(5,312,405)	(4,771,405)
Class R5	(4,757,782)	(5,364,133)
Class R6	(1,603,465)	(1,441,125)
Total distributions from net investment income	(53,127,855)	(55,042,516)

Distributions to shareholders from net realized gains:
Class A	(190,962,726)	—
Class B	(4,697,336)	—
Class C	(12,436,765)	—
Class R	(3,268,865)	—
Class S	(1,013,912)	—
Class Y	(20,079,702)	—
Class R5	(16,807,748)	—
Class R6	(5,278,097)	—
Total distributions from net realized gains	(254,545,151)	—

Share transactions–net:
Class A	(241,498,943)	(454,738,989)
Class B	(34,913,299)	(43,223,240)
Class C	(14,820,620)	(23,002,146)
Class R	(13,454,116)	(21,711,427)
Class S	(2,092,435)	(2,142,385)
Class Y	(16,625,719)	14,464,207
Class R5	(19,445,527)	(54,219,495)
Class R6	(2,638,558)	9,498,357
Net increase (decrease) in net assets resulting from share transactions	(345,489,217)	(575,075,118)
Net increase (decrease) in net assets	(38,241,823)	699,072,845

Net assets:
Beginning of year	6,036,842,370	5,337,769,525
End of year (includes undistributed net investment income of $30,838,498 and $51,242,491, respectively)	$5,998,600,547	$6,036,842,370

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Charter Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

13                         Invesco Charter Fund

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14                         Invesco Charter Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

15                         Invesco Charter Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $4.05 billion	0.615%
Next $3.9 billion	0.57%
Next $1.8 billion	0.545%
Over $10 billion	0.52%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.90%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $1,258,265.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class B, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $446,351 in

16                         Invesco Charter Fund

front-end sales commissions from the sale of Class A shares and $6,307, $39,668 and $7,712 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2014, the Fund incurred $6,172 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,179,914,413	$464,526,536	$—	$5,644,440,949

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2014, the Fund engaged in securities purchases of $5,687,500 and securities sales of $5,143,500, which resulted in net realized gains (losses) of $(47,210).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $25,244.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Charter Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$107,659,751	$55,042,516
Long-term capital gain	200,013,255	—
Total distributions	$307,673,006	$55,042,516

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$67,437,467
Undistributed long-term gain	551,209,864
Net unrealized appreciation — investments	1,628,205,753
Net unrealized appreciation (depreciation) — other investments	(147,339)
Temporary book/tax differences	(1,875,473)
Capital loss carryforward	(37,191,154)
Shares of beneficial interest	3,790,961,429
Total net assets	$5,998,600,547

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $9,308,570 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$27,925,705	$—	$27,925,705
October 31, 2018	9,265,449	—	9,265,449
	$37,191,154	$—	$37,191,154

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $1,211,752,086 and $2,399,595,836, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,675,727,845
Aggregate unrealized (depreciation) of investment securities	(47,522,092)
Net unrealized appreciation of investment securities	$1,628,205,753

Cost of investments for tax purposes is $4,016,235,196.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2014, undistributed net investment income was decreased by $271,464 and undistributed net realized gain was increased by $271,464. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Charter Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	9,429,764	$212,644,988	12,652,341	$251,490,534
Class B	81,483	1,740,050	134,679	2,555,466
Class C	1,060,470	22,962,960	1,368,037	26,345,282
Class R	555,010	12,425,944	997,549	19,538,282
Class S	51,284	1,160,275	67,050	1,315,025
Class Y	7,772,139	176,979,260	8,445,957	167,974,315
Class R5	2,328,738	54,392,815	3,056,357	63,011,733
Class R6	254,897	5,838,420	972,513	20,256,468

Issued as reinvestment of dividends:
Class A	10,131,614	212,865,213	2,115,045	37,838,158
Class B	233,090	4,703,750	18,511	318,771
Class C	597,137	12,086,051	35,450	612,226
Class R	180,283	3,762,516	34,598	615,152
Class S	58,779	1,234,951	13,319	238,288
Class Y	891,731	18,780,072	218,839	3,923,789
Class R5	973,140	21,049,024	281,880	5,183,775
Class R6	318,296	6,881,562	78,407	1,441,124

Automatic conversion of Class B shares to Class A shares:
Class A	1,234,422	27,901,260	1,487,914	29,540,214
Class B	(1,289,155)	(27,901,260)	(1,550,889)	(29,540,214)

Reacquired:
Class A	(30,606,498)	(694,910,404)	(39,328,823)	(773,607,895)
Class B	(624,686)	(13,455,839)	(876,468)	(16,557,263)
Class C	(2,309,651)	(49,869,631)	(2,657,705)	(49,959,654)
Class R	(1,322,291)	(29,642,576)	(2,136,456)	(41,864,861)
Class S	(197,035)	(4,487,661)	(187,448)	(3,695,698)
Class Y	(9,187,321)	(212,385,051)	(7,977,731)	(157,433,897)
Class R5	(4,083,901)	(94,887,366)	(5,993,528)	(122,415,003)
Class R6	(654,781)	(15,358,540)	(592,344)	(12,199,235)
Net increase (decrease) in share activity	(14,123,042)	$(345,489,217)	(29,322,946)	$(575,075,118)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Charter Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$22.22	$0.12	$2.09		$2.21	$(0.20)	$(0.95)	$(1.15)	$23.28	10.48%		$4,517,960	1.05	%(d)	1.07	%(d)	0.53	%(d)	23%
Year ended 10/31/13	17.73	0.19	4.49		4.68	(0.19)	—	(0.19)	22.22	26.63		4,529,846	1.05		1.07		0.94		35
Year ended 10/31/12	16.38	0.14	1.31		1.45	(0.10)	—	(0.10)	17.73	8.93		4,025,451	1.10		1.12		0.79		42
Year ended 10/31/11	15.30	0.10	1.04		1.14	(0.06)	—	(0.06)	16.38	7.50		4,009,014	1.10		1.13		0.64		40
Year ended 10/31/10	14.16	0.07	1.16	(e)	1.23	(0.09)	—	(0.09)	15.30	8.72	(e)	4,027,296	1.14		1.18		0.45		48
Class B
Year ended 10/31/14	21.25	(0.05)	2.00		1.95	(0.04)	(0.95)	(0.99)	22.21	9.62		78,125	1.80	(d)	1.82	(d)	(0.22	)(d)	23
Year ended 10/31/13	16.96	0.04	4.30		4.34	(0.05)	—	(0.05)	21.25	25.63		108,696	1.80		1.82		0.19		35
Year ended 10/31/12	15.67	0.01	1.28		1.29	—	—	—	16.96	8.23		125,315	1.85		1.87		0.04		42
Year ended 10/31/11	14.69	(0.02)	1.00		0.98	—	—	—	15.67	6.67		169,243	1.85		1.88		(0.11)		40
Year ended 10/31/10	13.62	(0.04)	1.11	(e)	1.07	—	—	—	14.69	7.86	(e)	211,105	1.89		1.93		(0.30)		48
Class C
Year ended 10/31/14	21.30	(0.05)	2.01		1.96	(0.04)	(0.95)	(0.99)	22.27	9.64		282,091	1.80	(d)	1.82	(d)	(0.22	)(d)	23
Year ended 10/31/13	17.00	0.04	4.31		4.35	(0.05)	—	(0.05)	21.30	25.63		283,655	1.80		1.82		0.19		35
Year ended 10/31/12	15.71	0.01	1.28		1.29	—	—	—	17.00	8.21		247,719	1.85		1.87		0.04		42
Year ended 10/31/11	14.73	(0.02)	1.00		0.98	—	—	—	15.71	6.65		257,790	1.85		1.88		(0.11)		40
Year ended 10/31/10	13.65	(0.04)	1.12	(e)	1.08	—	—	—	14.73	7.91	(e)	245,757	1.89		1.93		(0.30)		48
Class R
Year ended 10/31/14	22.03	0.06	2.07		2.13	(0.14)	(0.95)	(1.09)	23.07	10.19		67,910	1.30	(d)	1.32	(d)	0.28	(d)	23
Year ended 10/31/13	17.59	0.14	4.44		4.58	(0.14)	—	(0.14)	22.03	26.23		77,769	1.30		1.32		0.69		35
Year ended 10/31/12	16.25	0.09	1.32		1.41	(0.07)	—	(0.07)	17.59	8.73		81,503	1.35		1.37		0.54		42
Year ended 10/31/11	15.18	0.06	1.04		1.10	(0.03)	—	(0.03)	16.25	7.26		66,405	1.35		1.38		0.39		40
Year ended 10/31/10	14.07	0.03	1.15	(e)	1.18	(0.07)	—	(0.07)	15.18	8.43	(e)	57,003	1.39		1.43		0.20		48
Class S
Year ended 10/31/14	22.24	0.14	2.09		2.23	(0.22)	(0.95)	(1.17)	23.30	10.57		23,137	0.95	(d)	0.97	(d)	0.63	(d)	23
Year ended 10/31/13	17.75	0.21	4.48		4.69	(0.20)	—	(0.20)	22.24	26.73		24,014	0.95		0.97		1.04		35
Year ended 10/31/12	16.39	0.15	1.33		1.48	(0.12)	—	(0.12)	17.75	9.08		21,072	1.00		1.02		0.89		42
Year ended 10/31/11	15.31	0.12	1.04		1.16	(0.08)	—	(0.08)	16.39	7.62		21,080	1.00		1.03		0.74		40
Year ended 10/31/10	14.16	0.08	1.16	(e)	1.24	(0.09)	—	(0.09)	15.31	8.80	(e)	19,916	1.04		1.08		0.55		48
Class Y
Year ended 10/31/14	22.31	0.18	2.09		2.27	(0.25)	(0.95)	(1.20)	23.38	10.75		479,371	0.80	(d)	0.82	(d)	0.78	(d)	23
Year ended 10/31/13	17.81	0.24	4.49		4.73	(0.23)	—	(0.23)	22.31	26.89		469,066	0.80		0.82		1.19		35
Year ended 10/31/12	16.44	0.18	1.33		1.51	(0.14)	—	(0.14)	17.81	9.26		362,231	0.85		0.87		1.04		42
Year ended 10/31/11	15.36	0.15	1.04		1.19	(0.11)	—	(0.11)	16.44	7.78		186,623	0.85		0.88		0.89		40
Year ended 10/31/10	14.20	0.11	1.15	(e)	1.26	(0.10)	—	(0.10)	15.36	8.93	(e)	167,170	0.89		0.93		0.70		48
Class R5
Year ended 10/31/14	22.90	0.20	2.16		2.36	(0.27)	(0.95)	(1.22)	24.04	10.87		414,713	0.72	(d)	0.74	(d)	0.86	(d)	23
Year ended 10/31/13	18.29	0.26	4.61		4.87	(0.26)	—	(0.26)	22.90	26.99		413,033	0.72		0.74		1.27		35
Year ended 10/31/12	16.87	0.22	1.36		1.58	(0.16)	—	(0.16)	18.29	9.43		378,446	0.68		0.70		1.21		42
Year ended 10/31/11	15.77	0.17	1.07		1.24	(0.14)	—	(0.14)	16.87	7.92		404,441	0.73		0.76		1.01		40
Year ended 10/31/10	14.57	0.14	1.20	(e)	1.34	(0.14)	—	(0.14)	15.77	9.20	(e)	571,624	0.71		0.75		0.88		48
Class R6
Year ended 10/31/14	22.91	0.22	2.16		2.38	(0.29)	(0.95)	(1.24)	24.05	10.96		135,294	0.63	(d)	0.65	(d)	0.95	(d)	23
Year ended 10/31/13	18.29	0.28	4.62		4.90	(0.28)	—	(0.28)	22.91	27.15		130,764	0.63		0.65		1.36		35
Year ended 10/31/12(f)	18.64	0.02	(0.37)		(0.35)	—	—	—	18.29	(1.88)		96,034	0.60	(g)	0.63	(g)	1.29	(g)	42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $158,423,180 and sold of $177,461,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Multi-Sector Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,612,547, $94,845, $285,912, $74,440, $24,168, $505,097, $417,047 and $135,235 for Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains on securities (both realized and unrealized) per share for the year ended October 31, 2010 would have been $1.11, $1.06, $1.07, $1.10, $1.11, $1.10 and $1.15 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5, respectively and total returns would have been lower.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

20                         Invesco Charter Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)

and Shareholders of Invesco Charter Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Charter Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

21                         Invesco Charter Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,027.80	$5.37	$1,019.91	$5.35	1.05%
B	1,000.00	1,024.00	9.18	1,016.13	9.15	1.80
C	1,000.00	1,023.90	9.18	1,016.13	9.15	1.80
R	1,000.00	1,026.20	6.64	1,018.65	6.61	1.30
S	1,000.00	1,028.30	4.86	1,020.42	4.84	0.95
Y	1,000.00	1,029.00	4.09	1,021.17	4.08	0.80
R5	1,000.00	1,029.60	3.68	1,021.58	3.67	0.72
R6	1,000.00	1,030.40	3.22	1,022.03	3.21	0.63

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Charter Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Charter Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that the

23                         Invesco Charter Fund

Fund’s defensive investment process and high cash position contributed to underperformance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was the same as the rate of one mutual fund advised by Invesco Advisers using a similar investment process.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco Charter Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$200,013,255
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	78.07%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$54,531,896

25                         Invesco Charter Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Charter Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Charter Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Charter Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Charter Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01424 and 002-25469	CHT-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Diversified Dividend Fund

Nasdaq:
A: LCEAX ■ B: LCEDX ■ C: LCEVX ■ R: DDFRX ■ Y: LCEYX
Investor: LCEIX ■ R5: DDFIX ■ R6: LCEFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Diversified Dividend Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Diversified Dividend Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Diversified Dividend Fund delivered positive returns but lagged its broad market and style-specific indexes. The Fund’s returns were largely driven by strength in utility, financial, consumer staples and industrial stocks. All sectors of the Fund posted gains, but relative results were tempered by the Fund’s investments in the consumer discretionary sector, which delivered positive returns but trailed the Russell 1000 Value Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.68%
Class B Shares	11.84
Class C Shares	11.79
Class R Shares	12.36
Class Y Shares	12.95
Investor Class Shares	12.70
Class R5 Shares	12.99
Class R6 Shares	13.10
S&P 500 Index▼ (Broad Market Index)	17.27
Russell 1000 Value Index▼ (Style-Specific Index)	16.46
Lipper Large-Cap Value Funds Index■ (Peer Group Index)	14.44
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2014, major US stock market indexes posted double-digit gains. While corporate earnings were generally resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about signs of economic sluggishness across Europe and many emerging markets.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders.

    Our total return approach emphasizes long-term capital appreciation, current income and capital preservation. We believe the Fund may serve as an equity foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.

    We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe our process may provide a valuable combination of dividend income, price appreciation and capital preservation. We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria.

    The Fund’s investments within the utilities sector outperformed during the fiscal year. Exelon was among the top contributors to performance.

    In April, Exelon announced plans to acquire Pepco Holdings, also held by the Fund. The combined company would increase the integrated utility’s regulated earnings profile. In conjunction with the proposed acquisition, Exelon continued to strengthen its balance sheet through the divestiture of non-core assets.

    In addition, unregulated earnings are expected to strengthen as the company’s generation fleet benefits from proposed structural changes to the competitive wholesale electricity market in the Northeast.

    Several of the Fund’s holdings in the industrials sector also performed well. General Dynamics was the largest contributor to results. The turnaround in General Dynamics’ commercial aerospace division with its Gulfstream aircraft improved profitability, and the company also saw an increase in its funded backlog. Additionally, during the reporting period, the company accelerated the return of capital to shareholders by increasing both its dividend and stock buybacks. Raytheon was also among the top contributors to Fund performance as management has exhibited strong capital discipline through a challenging environment for defense contractors. Benefiting from its diversified portfolio and international exposure, Ray-theon’s volume of orders also exceeded expectations in the reporting period.

    The Fund’s underweight position in energy helped relative results as it was the worst performing sector in the Russell 1000 Value Index during the fiscal year. We limited exposure to the sector in recent years as companies struggled to

Portfolio Composition
By sector

Consumer Staples	23.2%
Financials	16.3
Utilities	13.1
Consumer Discretionary	11.4
Industrials	8.4
Health Care	6.5
Energy	4.9
Information Technology	3.2
Telecommunication Services	2.9
Materials	1.1
Money Market Funds Plus Other Assets Less Liabilities	9.0

Top 10 Equity Holdings*

1.	General Mills, Inc.	3.1%
2.	Heineken N.V.	2.6
3.	Campbell Soup Co.	2.5
4.	General Dynamics Corp.	2.1
5.	Exelon Corp.	1.9
6.	AT&T Inc.	1.9
7.	Eli Lilly and Co.	1.8
8.	Sysco Corp.	1.8
9.	Zions Bancorp.	1.8
10.	Walgreen Co.	1.8

Total Net Assets	$10.4 billion

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Diversified Dividend Fund

improve returns on equity as a result of elevated capital intensity and industry overcapacity. However, we have found investment opportunities in the sector because valuations declined to near previous trough levels and because recently lowered capital expenditures have improved profitability.

The consumer discretionary sector lagged the overall market over the past year as many companies faced a difficult pricing environment given lackluster consumer spending. We selectively increased the Fund’s investment in the sector as many companies have seen strong improvements in their fundamentals in recent years. Our investments were focused in areas where our research indicated that the market was overly pessimistic about the firms’ near-term prospects and there was a clear path to achieving our estimates of their normalized earnings power.

Several of the Fund’s investments in the consumer discretionary sector underperformed during the fiscal year. Coach was the largest detractor from results. Shares of the luxury goods maker underperformed as the company lost market share in North America. Coach reduced its promotional activity ahead of its new designer’s collection, which led to lower sales and margin expectations. Longer term, we believe the company’s structural benefits to margins remain in place, namely its outlet positioning, lower wholesale mix, smaller apparel offering and more profitable international business. Guess? also underperformed as the US women’s retail environment remained highly competitive. In addition, cyclical weakness in southern Europe negatively impacted sales and earnings.

The Fund’s underweight position in information technology also detracted from relative results. The economic recovery over the past five years and the robust profit cycle that followed have taken a fairly traditional path. Early in the cycle, profitability recovered quickly as companies took costs out of their businesses and restrained capital investments due to a cautious economic outlook. As confidence in the profit cycle improved, management teams increased their business investments. High levels of profitability, coupled with historically low interest rates, allowed companies to strengthen their balance sheets and increase capital returns to shareholders via dividend growth and buybacks.

At the close of the reporting period, we remained cautious on the sustainability of current historically high corporate operating margins, particularly in the more cyclical sectors. We continue to rigorously evaluate the risk-reward of our holdings as indications of a mature profit cycle have increased. Within our normalized earnings power and valuation framework, selective investment opportunities remain where companies are reasonably valued with sustainable cash flows and margins over the next few years.

It has been our team’s privilege to manage your assets over the past 12 years. We remain focused on our total return strategy that emphasizes capital appreciation, current income and capital preservation over a full market cycle which we believe has served our investors well.

Thank you for your continued investment in Invesco Diversified Dividend Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Diversified Dividend

Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Diversified Dividend Fund. He joined Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

Kristina Bradshaw Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Diversified Dividend Fund. She joined Invesco in 2006. Ms. Bradshaw earned a BBA with honors from The University of Texas at Austin and an MBA from Stanford University’s Graduate School of Business.

Assisted by the Dividend Value Team

5                         Invesco Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund data and index data from 10/31/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Diversified Dividend Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (12/31/01)	7.36%
10 Years	7.85
5 Years	13.80
1 Year	6.49

Class B Shares
Inception (12/31/01)	7.38%
10 Years	7.85
5 Years	13.98
1 Year	6.84

Class C Shares
Inception (12/31/01)	7.07%
10 Years	7.69
5 Years	14.22
1 Year	10.79

Class R Shares
10 Years	8.23%
5 Years	14.84
1 Year	12.36

Class Y Shares
10 Years	8.63%
5 Years	15.38
1 Year	12.95

Investor Class Shares
10 Years	8.53%
5 Years	15.12
1 Year	12.70

Class R5 Shares
10 Years	8.80%
5 Years	15.47
1 Year	12.99

Class R6 Shares
10 Years	8.54%
5 Years	15.26
1 Year	13.10

Class R shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Investor Class shares incepted on July 15, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/31/01)	7.22%
10 Years	7.63
5 Years	12.79
1 Year	9.00

Class B Shares
Inception (12/31/01)	7.25%
10 Years	7.64
5 Years	12.99
1 Year	9.44

Class C Shares
Inception (12/31/01)	6.94%
10 Years	7.48
5 Years	13.23
1 Year	13.46

Class R Shares
10 Years	8.02%
5 Years	13.84
1 Year	15.02

Class Y Shares
10 Years	8.41%
5 Years	14.35
1 Year	15.56

Investor Class Shares
10 Years	8.31%
5 Years	14.14
1 Year	15.38

Class R5 Shares
10 Years	8.58%
5 Years	14.46
1 Year	15.62

Class R6 Shares
10 Years	8.33%
5 Years	14.25
1 Year	15.79

share performance reflects any applicable fee waivers or expense reimbursements.

Class R5 shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 0.88%, 1.63%, 1.63%, 1.13%, 0.63%, 0.88%, 0.59% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 0.89%, 1.64%, 1.64%, 1.14%, 0.64%, 0.89%, 0.60% and 0.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Diversified Dividend Fund

Invesco Diversified Dividend Fund’s investment objective is long-term growth of capital and, secondarily, current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco Diversified Dividend Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–91.05%
Aerospace & Defense–3.84%
General Dynamics Corp.	1,552,762	$217,014,017
Raytheon Co.	1,767,328	183,590,033
		400,604,050

Air Freight & Logistics–1.05%
United Parcel Service, Inc.–Class B	1,047,368	109,879,377

Apparel Retail–0.93%
Guess?, Inc.	1,350,091	29,931,517
TJX Cos., Inc. (The)	1,059,081	67,061,009
		96,992,526

Apparel, Accessories & Luxury Goods–1.43%
Coach, Inc.	2,614,106	89,872,964
Columbia Sportswear Co.	1,543,060	59,469,533
		149,342,497

Asset Management & Custody Banks–2.34%
Federated Investors, Inc.–Class B	3,908,112	122,206,662
Legg Mason, Inc.	2,335,800	121,461,600
		243,668,262

Auto Parts & Equipment–0.95%
Johnson Controls, Inc.	2,099,973	99,223,724

Brewers–2.62%
Heineken N.V. (Netherlands)	3,663,026	273,526,316

Building Products–1.09%
Masco Corp.	5,124,864	113,105,749

Data Processing & Outsourced Services–1.02%
Automatic Data Processing, Inc.	1,303,458	106,596,795

Distillers & Vintners–0.12%
Treasury Wine Estates Ltd. (Australia)	2,956,155	12,096,586

Drug Retail–1.78%
Walgreen Co.	2,883,846	185,200,590

Electric Utilities–8.96%
American Electric Power Co., Inc.	2,283,990	133,247,977
Duke Energy Corp.	2,088,313	171,554,913
Entergy Corp.	1,025,582	86,169,400
Exelon Corp.	5,542,015	202,782,329
Pepco Holdings, Inc.	5,916,525	161,757,793
PPL Corp.	5,081,157	177,789,683
		933,302,095

Food Distributors–1.81%
Sysco Corp.	4,892,175	188,544,425

Gas Utilities–0.97%
AGL Resources Inc.	1,865,411	100,564,307

	Shares	Value
General Merchandise Stores–1.59%
Target Corp.	2,677,704	$165,535,661

Health Care Equipment–1.90%
Medtronic, Inc.	779,214	53,111,226
Stryker Corp.	1,660,548	145,347,767
		198,458,993

Heavy Electrical Equipment–1.09%
ABB Ltd. (Switzerland)	5,165,357	113,266,556

Hotels, Resorts & Cruise Lines–2.08%
Accor S.A. (France)	2,514,506	105,760,426
Marriott International Inc.–Class A	1,459,092	110,526,219
		216,286,645

Household Products–3.42%
Kimberly-Clark Corp.	1,505,721	172,058,739
Procter & Gamble Co. (The)	2,113,524	184,447,239
		356,505,978

Housewares & Specialties–1.55%
Newell Rubbermaid Inc.	4,830,091	160,986,933

Industrial Machinery–0.81%
Pentair PLC (United Kingdom)	1,252,225	83,961,686

Integrated Oil & Gas–2.81%
Royal Dutch Shell PLC–Class B (United Kingdom)	4,515,379	167,526,565
Total S.A. (France)	2,106,080	125,672,484
		293,199,049

Integrated Telecommunication Services–2.93%
AT&T Inc.	5,646,659	196,729,599
Deutsche Telekom AG (Germany)	7,193,355	108,348,198
		305,077,797

Investment Banking & Brokerage–1.39%
Charles Schwab Corp. (The)	5,052,747	144,862,257

Life & Health Insurance–2.39%
Lincoln National Corp.	2,328,714	127,520,379
StanCorp Financial Group, Inc.	1,751,995	121,868,772
		249,389,151

Motorcycle Manufacturers–0.32%
Harley-Davidson, Inc.	509,841	33,496,554

Movies & Entertainment–1.01%
Time Warner Inc.	1,321,304	105,004,029

Multi-Line Insurance–0.74%
Hartford Financial Services Group, Inc. (The)	1,952,220	77,268,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Diversified Dividend Fund

	Shares	Value
Multi-Utilities–3.17%
Consolidated Edison, Inc.	2,552,082	$161,699,915
Dominion Resources, Inc.	940,882	67,084,887
Sempra Energy	922,437	101,468,070
		330,252,872

Oil & Gas Drilling–1.10%
Nabors Industries Ltd.	6,427,191	114,725,359

Oil & Gas Equipment & Services–0.98%
Baker Hughes Inc.	1,931,760	102,306,010

Packaged Foods & Meats–8.99%
Campbell Soup Co.	5,829,330	257,481,506
General Mills, Inc.	6,164,745	320,320,150
Kraft Foods Group, Inc.	3,267,394	184,117,652
Mead Johnson Nutrition Co.	669,296	66,467,786
Mondelez International Inc.–Class A	3,091,600	109,009,816
		937,396,910

Paper Packaging–1.11%
Avery Dennison Corp.	1,232,585	57,746,607
Sonoco Products Co.	1,422,498	58,137,494
		115,884,101

Paper Products–0.58%
International Paper Co.	1,190,338	60,254,910

Personal Products–0.67%
L’Oreal S.A. (France)	446,648	70,181,497

Pharmaceuticals–4.58%
Bristol-Myers Squibb Co.	1,441,930	83,905,907
Eli Lilly and Co.	2,865,415	190,062,977
Johnson & Johnson	1,381,514	148,899,579
Novartis AG (Switzerland)	587,828	54,514,693
		477,383,156

Property & Casualty Insurance–0.81%
Travelers Cos., Inc. (The)	832,269	83,892,715

Regional Banks–6.92%
Cullen/Frost Bankers, Inc.	545,222	44,059,390
Fifth Third Bancorp	4,228,748	84,532,672
KeyCorp	12,593,158	166,229,686

	Shares	Value
Regional Banks–(continued)
M&T Bank Corp.	815,867	$99,682,630
SunTrust Banks, Inc.	3,589,802	140,504,850
Zions Bancorp.	6,430,668	186,296,452
		721,305,680

Restaurants–1.49%
Brinker International, Inc.	261,090	14,004,868
Darden Restaurants, Inc.	2,737,735	141,759,918
		155,764,786

Semiconductors–1.71%
Linear Technology Corp.	2,270,713	97,277,345
Texas Instruments Inc.	1,624,584	80,676,841
		177,954,186

Soft Drinks–1.76%
Coca-Cola Co. (The)	4,381,165	183,483,190

Specialized REIT’s–0.44%
Weyerhaeuser Co.	1,349,908	45,707,885

Systems Software–0.50%
Microsoft Corp.	1,112,335	52,224,128

Thrifts & Mortgage Finance–1.30%
Hudson City Bancorp, Inc.	14,040,183	135,487,766

Tobacco–2.00%
Altria Group, Inc.	2,321,086	112,201,297
Philip Morris International Inc.	1,084,474	96,529,031
		208,730,328
Total Common Stocks & Other Equity Interests (Cost $6,745,282,783)		9,488,882,935

Money Market Funds–8.88%
Liquid Assets Portfolio–Institutional Class(b)	462,769,538	462,769,538
Premier Portfolio–Institutional Class(b)	462,769,538	462,769,538
Total Money Market Funds (Cost $925,539,076)		925,539,076
TOTAL INVESTMENTS–99.93% (Cost $7,670,821,859)		10,414,422,011
OTHER ASSETS LESS LIABILITIES–0.07%		7,717,651
NET ASSETS–100.00%		$10,422,139,662

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Diversified Dividend Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $6,745,282,783)	$9,488,882,935
Investments in affiliated money market funds, at value and cost	925,539,076
Total investments, at value (Cost $7,670,821,859)	10,414,422,011
Foreign currencies, at value (Cost $156,815)	36,000
Receivable for:
Investments sold	9,503,883
Fund shares sold	10,641,837
Dividends	14,143,815
Forward foreign currency contracts outstanding	8,820,529
Investment for trustee deferred compensation and retirement plans	699,051
Other assets	88,673
Total assets	10,458,355,799

Liabilities:
Payable for:
Investments purchased	22,551,301
Fund shares reacquired	8,144,503
Accrued fees to affiliates	4,553,573
Accrued trustees’ and officers’ fees and benefits	12,820
Accrued other operating expenses	76,517
Trustee deferred compensation and retirement plans	877,423
Total liabilities	36,216,137
Net assets applicable to shares outstanding	$10,422,139,662

Net assets consist of:
Shares of beneficial interest	$7,472,569,309
Undistributed net investment income	20,286,588
Undistributed net realized gain	176,842,354
Net unrealized appreciation	2,752,441,411
$10,422,139,662

Net Assets:
Class A	$4,206,934,675
Class B	$29,691,063
Class C	$348,340,319
Class R	$138,078,012
Class Y	$841,750,169
Investor Class	$1,972,399,768
Class R5	$1,947,460,854
Class R6	$937,484,802

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	231,557,644
Class B	1,652,002
Class C	19,402,324
Class R	7,578,397
Class Y	46,277,316
Investor Class	108,589,637
Class R5	107,178,291
Class R6	51,586,151
Class A:
Net asset value per share	$18.17
Maximum offering price per share
(Net asset value of $18.17 ÷ 94.50%)	$19.23
Class B:
Net asset value and offering price per share	$17.97
Class C:
Net asset value and offering price per share	$17.95
Class R:
Net asset value and offering price per share	$18.22
Class Y:
Net asset value and offering price per share	$18.19
Investor Class:
Net asset value and offering price per share	$18.16
Class R5:
Net asset value and offering price per share	$18.17
Class R6:
Net asset value and offering price per share	$18.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Diversified Dividend Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $2,388,966)	$231,536,520
Dividends from affiliated money market funds	364,188
Total investment income	231,900,708

Expenses:
Advisory fees	40,556,637
Administrative services fees	772,414
Custodian fees	279,277
Distribution fees:
Class A	10,067,053
Class B	334,566
Class C	3,197,448
Class R	637,271
Investor Class	3,525,641
Transfer agent fees — A, B, C, R, Y and Investor	10,272,961
Transfer agent fees — R5	1,643,863
Transfer agent fees — R6	20,690
Trustees’ and officers’ fees and benefits	233,503
Other	1,003,210
Total expenses	72,544,534
Less: Fees waived and expense offset arrangement(s)	(1,292,961)
Net expenses	71,251,573
Net investment income	160,649,135

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	193,716,354
Foreign currencies	(222,731)
Forward foreign currency contracts	16,243,138
Option contracts written	1,746,864
211,483,625
Change in net unrealized appreciation (depreciation) of:
Investment securities	752,370,736
Foreign currencies	(11,449)
Forward foreign currency contracts	8,596,694
760,955,981
Net realized and unrealized gain	972,439,606
Net increase in net assets resulting from operations	$1,133,088,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$160,649,135	$114,157,446
Net realized gain	211,483,625	92,631,255
Change in net unrealized appreciation	760,955,981	1,319,770,909
Net increase in net assets resulting from operations	1,133,088,741	1,526,559,610

Distributions to shareholders from net investment income:
Class A	(58,294,676)	(51,833,917)
Class B	(233,733)	(351,728)
Class C	(2,229,691)	(1,944,258)
Class R	(1,526,526)	(1,038,324)
Class Y	(12,063,992)	(6,030,022)
Investor Class	(28,706,461)	(29,229,048)
Class R5	(28,436,318)	(21,198,754)
Class R6	(13,235,855)	(5,709,762)
Total distributions from net investment income	(144,727,252)	(117,335,813)

Distributions to shareholders from net realized gains:
Class A	(36,438,750)	(38,454,292)
Class B	(348,169)	(540,845)
Class C	(2,799,031)	(2,387,554)
Class R	(1,089,928)	(614,412)
Class Y	(5,626,934)	(2,747,052)
Investor Class	(18,403,733)	(22,192,076)
Class R5	(14,112,888)	(11,819,702)
Class R6	(5,335,137)	(2,533,633)
Total distributions from net realized gains	(84,154,570)	(81,289,566)

Share transactions–net:
Class A	125,444,610	577,482,221
Class B	(9,406,645)	(6,645,225)
Class C	41,589,027	82,878,758
Class R	16,657,072	57,214,025
Class Y	290,145,339	246,465,727
Investor Class	(127,103,575)	128,271,180
Class R5	383,381,312	476,533,189
Class R6	335,145,463	314,630,822
Net increase in net assets resulting from share transactions	1,055,852,603	1,876,830,697
Net increase in net assets	1,960,059,522	3,204,764,928

Net assets:
Beginning of year	8,462,080,140	5,257,315,212
End of year (includes undistributed net investment income of $20,286,588 and $4,412,414, respectively)	$10,422,139,662	$8,462,080,140

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

13                         Invesco Diversified Dividend Fund

The Fund’s investment objective is long-term growth of capital and, secondarily, current income.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14                         Invesco Diversified Dividend Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

15                         Invesco Diversified Dividend Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Call Options Written — The Fund may write covered call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.60%
Next $350 million	0.55%
Next $1.3 billion	0.50%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended October 31, 2014, the effective advisory fee incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $1,279,826.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

16                         Invesco Diversified Dividend Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $1,102,369 in front-end sales commissions from the sale of Class A shares and $21,724, $15,678 and $26,636 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2014, the Fund incurred $7,162 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,777,499,789	$636,922,222	$—	$10,414,422,011
Forward Foreign Currency Contracts*	—	8,820,529	—	8,820,529
Total Investments	$9,777,499,789	$645,742,751	$—	$10,423,242,540

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$8,820,529	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

17                         Invesco Diversified Dividend Fund

Effect of Derivative Investments for the year ended October 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Forward Foreign Currency Contracts	Options Written
Realized Gain:
Currency risk	$16,243,138	$—
Equity Risk	—	1,746,864
Change in Unrealized Appreciation:
Currency risk	$8,596,694	$—
Total	$24,839,832	$1,746,864

The table below summarizes the average notional value of forward foreign currency contracts and options written outstanding during the period.

	Forward Foreign Currency Contracts	Options Written
Average notional value	$293,265,002	$34,412,950

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver			Receive
11/19/2014	Citigroup Global Markets Inc.	EUR	113,153,645	USD	146,132,275	$141,813,687	$4,318,588
11/19/2014	Deutsche Bank Securities Inc.	EUR	117,957,782	USD	152,336,577	147,834,636	4,501,941
Total Forward Foreign Currency Contracts — Currency Risk							$8,820,529

Currency Abbreviations:

EUR – Euro
USD – U.S. Dollar

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Opened	26,397	2,022,326
Closed	(12,314)	(1,311,916)
Expired	(14,083)	(710,410)
End of period	—	$—

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$4,318,588	$—	$4,318,588	$—	$—	$4,318,588
Deutsche Bank Securities Inc.	4,501,941	—	4,501,941	—	—	4,501,941
Total	$8,820,529	$—	$8,820,529	$—	$—	$8,820,529

18                         Invesco Diversified Dividend Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $13,135.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$144,727,252	$125,182,274
Long-term capital gain	84,154,570	73,443,105
Total distributions	$228,881,822	$198,625,379

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$24,642,405
Undistributed long-term gain	207,742,661
Net unrealized appreciation — investments	2,743,529,037
Net unrealized appreciation — other investments	20,729
Temporary book/tax differences	(819,625)
Capital loss carryforward	(25,544,854)
Shares of beneficial interest	7,472,569,309
Total net assets	$10,422,139,662

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $8,514,952 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$25,544,854	$—	$25,544,854

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19                         Invesco Diversified Dividend Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $1,314,440,411 and $512,181,125, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,808,424,219
Aggregate unrealized (depreciation) of investment securities	(64,895,182)
Net unrealized appreciation of investment securities	$2,743,529,037

Cost of investments for tax purposes is $7,670,892,974.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair funds settlement, on October 31, 2014, undistributed net investment income was decreased by $47,709 and undistributed net realized gain was increased by $47,709. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	39,048,451	$675,673,714	61,276,660	$932,245,912
Class B	121,724	2,075,154	419,558	6,247,049
Class C	5,490,729	93,843,494	7,638,378	115,432,516
Class R	2,628,858	45,625,910	4,961,403	74,789,993
Class Y	30,640,781	530,835,512	20,542,290	313,649,947
Investor Class	6,469,029	110,955,044	23,010,667	341,251,736
Class R5	36,802,517	642,518,677	45,682,264	685,798,200
Class R6	22,638,270	395,617,472	23,329,968	363,440,054

Issued as reinvestment of dividends:
Class A	4,974,176	84,433,762	6,219,451	87,712,276
Class B	32,766	543,675	64,015	873,635
Class C	275,921	4,592,839	301,994	4,157,150
Class R	153,373	2,616,003	115,031	1,652,735
Class Y	924,559	15,846,387	561,053	8,086,629
Investor Class	2,590,684	44,034,269	3,462,719	48,762,495
Class R5	2,286,664	39,125,556	2,175,139	30,979,212
Class R6	653,482	11,224,693	559,239	8,098,047

Automatic conversion of Class B shares to Class A shares:
Class A	401,583	6,989,503	558,516	8,428,414
Class B	(405,914)	(6,989,503)	(564,446)	(8,428,414)

Reacquired:
Class A	(36,867,696)	(641,652,369)	(30,184,176)	(450,904,381)
Class B	(293,681)	(5,035,971)	(364,222)	(5,337,495)
Class C	(3,308,558)	(56,847,306)	(2,462,794)	(36,710,908)
Class R	(1,810,113)	(31,584,841)	(1,264,996)	(19,228,703)
Class Y	(14,628,076)	(256,536,560)	(4,974,395)	(75,270,849)
Investor Class	(16,230,598)	(282,092,888)	(17,435,202)	(261,743,051)
Class R5	(17,165,809)	(298,262,921)	(15,829,929)	(240,244,223)
Class R6	(4,092,437)	(71,696,702)	(3,791,195)	(56,907,279)
Net increase in share activity	61,330,685	$1,055,852,603	124,006,990	$1,876,830,697

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Diversified Dividend Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$16.52	$0.28	$1.78	$2.06	$(0.25)	$(0.16)	$(0.41)	$18.17	12.68%	$4,206,935	0.83	%(d)	0.84	%(d)	1.59	%(d)	6%
Year ended 10/31/13	13.54	0.25	3.20	3.45	(0.26)	(0.21)	(0.47)	16.52	26.07	3,700,473	0.86		0.87		1.65		9
Year ended 10/31/12	11.92	0.22	1.76	1.98	(0.22)	(0.14)	(0.36)	13.54	17.00	2,520,209	0.91		0.92		1.78		12
Year ended 10/31/11	11.67	0.19	0.29	0.48	(0.23)	—	(0.23)	11.92	4.15	2,121,824	0.94		0.97		1.64		20
Year ended 10/31/10	10.18	0.25	1.43	1.68	(0.19)	—	(0.19)	11.67	16.64	377,758	1.01		1.02		2.23		13
Class B
Year ended 10/31/14	16.35	0.14	1.76	1.90	(0.12)	(0.16)	(0.28)	17.97	11.77	29,691	1.58	(d)	1.59	(d)	0.84	(d)	6
Year ended 10/31/13	13.40	0.13	3.17	3.30	(0.14)	(0.21)	(0.35)	16.35	25.16	35,912	1.61		1.62		0.90		9
Year ended 10/31/12	11.80	0.13	1.74	1.87	(0.13)	(0.14)	(0.27)	13.40	16.12	35,401	1.66		1.67		1.03		12
Year ended 10/31/11	11.55	0.11	0.28	0.39	(0.14)	—	(0.14)	11.80	3.39	36,873	1.69		1.72		0.89		20
Year ended 10/31/10	10.08	0.16	1.42	1.58	(0.11)	—	(0.11)	11.55	15.75	32,600	1.76		1.77		1.48		13
Class C
Year ended 10/31/14	16.33	0.14	1.76	1.90	(0.12)	(0.16)	(0.28)	17.95	11.79	348,340	1.58	(d)	1.59	(d)	0.84	(d)	6
Year ended 10/31/13	13.38	0.13	3.17	3.30	(0.14)	(0.21)	(0.35)	16.33	25.19	276,653	1.61		1.62		0.90		9
Year ended 10/31/12	11.79	0.13	1.73	1.86	(0.13)	(0.14)	(0.27)	13.38	16.04	153,467	1.66		1.67		1.03		12
Year ended 10/31/11	11.53	0.11	0.29	0.40	(0.14)	—	(0.14)	11.79	3.48	120,031	1.69		1.72		0.89		20
Year ended 10/31/10	10.07	0.16	1.41	1.57	(0.11)	—	(0.11)	11.53	15.66	52,755	1.76		1.77		1.48		13
Class R
Year ended 10/31/14	16.57	0.23	1.79	2.02	(0.21)	(0.16)	(0.37)	18.22	12.36	138,078	1.08	(d)	1.09	(d)	1.34	(d)	6
Year ended 10/31/13	13.58	0.22	3.20	3.42	(0.22)	(0.21)	(0.43)	16.57	25.77	109,444	1.11		1.12		1.40		9
Year ended 10/31/12	11.96	0.19	1.76	1.95	(0.19)	(0.14)	(0.33)	13.58	16.66	37,948	1.16		1.17		1.53		12
Year ended 10/31/11	11.70	0.17	0.29	0.46	(0.20)	—	(0.20)	11.96	3.97	19,261	1.19		1.22		1.39		20
Year ended 10/31/10	10.19	0.22	1.46	1.68	(0.17)	—	(0.17)	11.70	16.55	7,693	1.26		1.27		1.98		13
Class Y
Year ended 10/31/14	16.54	0.32	1.79	2.11	(0.30)	(0.16)	(0.46)	18.19	12.95	841,750	0.58	(d)	0.59	(d)	1.84	(d)	6
Year ended 10/31/13	13.56	0.29	3.19	3.48	(0.29)	(0.21)	(0.50)	16.54	26.35	485,248	0.61		0.62		1.90		9
Year ended 10/31/12	11.94	0.26	1.76	2.02	(0.26)	(0.14)	(0.40)	13.56	17.26	179,087	0.66		0.67		2.03		12
Year ended 10/31/11	11.68	0.23	0.30	0.53	(0.27)	—	(0.27)	11.94	4.50	131,365	0.69		0.72		1.89		20
Year ended 10/31/10	10.19	0.28	1.43	1.71	(0.22)	—	(0.22)	11.68	16.91	31,529	0.76		0.77		2.48		13
Investor Class
Year ended 10/31/14	16.51	0.29	1.78	2.07	(0.26)	(0.16)	(0.42)	18.16	12.70 (g)	1,972,400	0.76	(d)(g)	0.77	(d)(g)	1.66	(d)(g)	6
Year ended 10/31/13	13.53	0.25	3.20	3.45	(0.26)	(0.21)	(0.47)	16.51	26.11	1,910,866	0.86		0.87		1.64		9
Year ended 10/31/12	11.92	0.23	1.75	1.98	(0.23)	(0.14)	(0.37)	13.53	16.95	1,444,060	0.90		0.91		1.79		12
Year ended 10/31/11	11.66	0.21	0.29	0.50	(0.24)	—	(0.24)	11.92	4.32	1,253,533	0.87		0.90		1.71		20
Year ended 10/31/10	10.18	0.26	1.42	1.68	(0.20)	—	(0.20)	11.66	16.62	1,089,663	0.92		0.93		2.32		13
Class R5
Year ended 10/31/14	16.52	0.33	1.78	2.11	(0.30)	(0.16)	(0.46)	18.17	12.99	1,947,461	0.54	(d)	0.55	(d)	1.88	(d)	6
Year ended 10/31/13	13.54	0.29	3.20	3.49	(0.30)	(0.21)	(0.51)	16.52	26.47	1,408,407	0.57		0.58		1.94		9
Year ended 10/31/12	11.92	0.27	1.76	2.03	(0.27)	(0.14)	(0.41)	13.54	17.39	720,726	0.56		0.57		2.13		12
Year ended 10/31/11	11.67	0.24	0.29	0.53	(0.28)	—	(0.28)	11.92	4.53	443,581	0.58		0.59		2.00		20
Year ended 10/31/10	10.18	0.29	1.43	1.72	(0.23)	—	(0.23)	11.67	17.05	254,392	0.64		0.65		2.61		13
Class R6
Year ended 10/31/14	16.52	0.35	1.78	2.13	(0.32)	(0.16)	(0.48)	18.17	13.10	937,485	0.44	(d)	0.45	(d)	1.98	(d)	6
Year ended 10/31/13	13.54	0.31	3.19	3.50	(0.31)	(0.21)	(0.52)	16.52	26.56	535,077	0.48		0.49		2.03		9
Year ended 10/31/12(e)	13.61	0.03	(0.10)	(0.07)	—	—	—	13.54	(0.51)	166,418	0.49	(f)	0.50	(f)	2.20	(f)	12

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $1,261,900,843 and sold of $210,298,763 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Dividend Growth Securities, Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $4,026,821, $33,457, $319,745, $127,454, $704,573, $1,969,739, $1,647,217 and $751,461 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.18% for the year ended October 31, 2014.

21                         Invesco Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)

and Shareholders of Invesco Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Diversified Dividend Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

22                         Invesco Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,037.90	$4.26	$1,021.02	$4.23	0.83%
B	1,000.00	1,033.90	8.10	1,017.24	8.03	1.58
C	1,000.00	1,033.90	8.10	1,017.24	8.03	1.58
R	1,000.00	1,036.60	5.54	1,019.76	5.50	1.08
Y	1,000.00	1,039.20	2.98	1,022.28	2.96	0.58
Investor	1,000.00	1,038.10	3.75	1,021.53	3.72	0.73
R5	1,000.00	1,039.50	2.72	1,022.53	2.70	0.53
R6	1,000.00	1,040.00	2.21	1,023.04	2.19	0.43

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Diversified Dividend Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Diversified Dividend Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Value Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one and three year periods and above the performance of the

24                         Invesco Diversified Dividend Fund

Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was below the rate of one such mutual fund and below the rate of an offshore fund advised by Invesco Advisers using a similar investment process.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The

Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

25                         Invesco Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$84,154,570
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Diversified Dividend Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01424 and 002-25469	DDI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders | October 31, 2014

Invesco Summit Fund

Nasdaq:
A: ASMMX ▪ B: BSMMX ▪ C: CSMMX ▪ P: SMMIX ▪ S: SMMSX ▪ Y: ASMYX ▪ R5: SMITX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
21 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Approval of Investment Advisory and Sub-Advisory Contracts
26 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Summit Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Summit Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Summit Fund, at net asset value (NAV), had strong positive returns but underperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.06%
Class B Shares	15.19
Class C Shares	15.15
Class P Shares	16.22
Class S Shares	16.18
Class Y Shares	16.23
Class R5 Shares	16.50
S&P 500 Index‚ (Broad Market Index)	17.27
Russell 1000 Growth Index‚ (Style-Specific Index)	17.11
Lipper Multi-Cap Growth Funds Index■ (Peer Group Index)	15.36

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period.

The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the December announcement by the US Federal Reserve that it would begin reducing the scope of its asset purchase program in early 2014. The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the

US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

During the reporting period, the Fund had strong positive returns at NAV, but underperformed the Russell 1000 Growth Index, the Fund’s style-specific index. The Fund outperformed in a number of sectors, most notably the consumer discretionary, health care and consumer staples sectors, driven by solid stock selection. This was offset by relative underperformance in other sectors, including the industrials and telecommunication services sectors.

    The Fund outperformed its style-specific index by the widest margin in the consumer discretionary sector driven by strong stock selection. Royal Caribbean Cruises was one of the largest contributors to relative performance during the reporting period. The company reported continued improvement in pricing and earnings which exceeded expectations. As bookings reached their highest rate since 2007, the company also saw faster-than-expected growth from China, representing an attractively expanding market for the company. Dish Network was another solid contributor as the company benefitted from solid subscriber growth. Other key drivers for the stock included industry consolidation rumors and the growing recognition that Dish’s “down-link” focused spectrum is more valuable in a world where smartphones are everywhere.

    The Fund also outperformed the Russell 1000 Growth Index in the consumer staples and health care sectors. Monster Beverage was a key contributor. The company reported better-than-expected earnings and also benefited from the sizeable investment of a new strategic partner.

    In the health care sector, biopharmaceutical company Gilead Sciences was the largest contributor to Fund performance for the reporting period. The company’s launch of Sovaldi in late 2013 as a breakthrough treatment for hepatitis-C was a blockbuster success which significantly exceeded initial sales expectations.

    Some of this outperformance was offset by underperformance in the industrials sector due to stock selection. Jacobs Engineering Group was the largest

Portfolio Composition
By sector

Information Technology	29.5%
Consumer Discretionary	18.6
Health Care	18.0
Industrials	9.8
Consumer Staples	8.2
Financials	4.9
Energy	4.1
Materials	3.3
Telecommunication Services	3.0
Money Market Funds Plus Other Assets Less Liabilities	0.6

Top 10 Equity Holdings*

1.	Gilead Sciences, Inc.	4.5%
2.	Apple Inc.	4.4
3.	Facebook Inc.–Class A	3.7
4.	Celgene Corp.	3.1
5.	Visa Inc.–Class A	2.7
6.	Google Inc.–Class A	2.3
7.	Google Inc.–Class C	2.2
8.	Lowe’s Cos., Inc.	2.0
9.	NXP Semiconductors N.V.	1.9
10.	Priceline Group Inc. (The)	1.8

Total Net Assets	$1.9 billion

Total Number of Holdings*	94

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

4                         Invesco Summit Fund

detractor within the sector during the reporting period. The engineering and construction company reported disappointing mid-2014 results, including the write-off of certain European projects acquired through the purchase of another company. Fluor, another engineering and construction company, also detracted from relative results.

In the telecommunication services sector, Sprint was the largest detractor from Fund performance. Speculation about a strategic merger for the company had been building for a while, but during the reporting period merger efforts were put on hold, disappointing investors. Additionally, Sprint management indicated they would restructure pricing to make it easier for users to understand, which may impact near-term revenues for the company.

As we’ve discussed, the Fund had significant positive returns during the reporting period. We would like to caution investors against making investment decisions based on short-term performance.

As always, we thank you for your commitment to Invesco Summit Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Summit Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio Manager, is manager of Invesco Summit Fund. He joined Invesco in 2010. Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

5                         Invesco Summit Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) without Sales Charges

Fund and index data from 10/31/04

Results of a $10,000 Investment – Oldest Share Class(es) with Sales Charges since Inception

Fund and index data from 10/31/05

*	The Fund’s oldest share class (P) does not have a sales charge, therefore, a chart with the second-oldest classes (A, B, C) is also shown.

Past performance cannot guarantee comparable future results.

The performance data shown in the first chart above is that of the Fund’s Class P shares. The data shown in this chart includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends.

The performance data shown in the second chart is that of the Fund’s Class A, B and C shares. The data shown in this chart includes reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

6                         Invesco Summit Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	6.50%
5 Years	13.69
1 Year	9.70

Class B Shares
Inception (10/31/05)	6.48%
5 Years	13.91
1 Year	10.19

Class C Shares
Inception (10/31/05)	6.37%
5 Years	14.12
1 Year	14.15

Class P Shares
Inception (11/1/82)	9.29%
10 Years	8.06
5 Years	15.15
1 Year	16.22

Class S Shares
Inception	7.25%
5 Years	15.11
1 Year	16.18

Class Y Shares
Inception	7.35%
5 Years	15.27
1 Year	16.23

Class R5 Shares
10 Years	7.45%
5 Years	15.42
1 Year	16.50

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R5 shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	6.25%
5 Years	12.66
1 Year	11.51

Class B Shares
Inception (10/31/05)	6.23%
5 Years	12.89
1 Year	12.03

Class C Shares
Inception (10/31/05)	6.12%
5 Years	13.11
1 Year	16.08

Class P Shares
Inception (11/1/82)	9.23%
10 Years	7.92
5 Years	14.14
1 Year	18.19

Class S Shares
Inception	6.99%
5 Years	14.09
1 Year	18.10

Class Y Shares
Inception	7.10%
5 Years	14.26
1 Year	18.21

Class R5 Shares
10 Years	7.20%
5 Years	14.39
1 Year	18.42

be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class P, Class S, Class Y and Class R5 shares was 1.06%, 1.81%, 1.81%, 0.91%, 0.96%, 0.81% and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and

Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class P, Class S, Class Y and Class R5 shares do not have a front-end sales charge or contingent deferred sales charge (CDSC); therefore, returns shown are at net asset value.

The performance numbers shown do not reflect the creation and sales charges and other fees assessed by the AIM Summit Investors Plans, which were dissolved effective December 8, 2006.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco Summit Fund

Invesco Summit Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class P shares, Class S shares and Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Multi-Cap Growth Funds Index is an unmanaged index considered representative of multicap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Summit Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–99.36%
Advertising–0.96%
Interpublic Group of Cos., Inc. (The)	926,582	$17,966,425

Aerospace & Defense–1.94%
Honeywell International Inc.	199,509	19,176,805
Precision Castparts Corp.	33,514	7,396,540
Textron Inc.	233,829	9,710,918
		36,284,263

Agricultural Products–1.26%
Archer-Daniels-Midland Co.	499,950	23,497,650

Airlines–0.51%
Delta Air Lines, Inc.	235,678	9,481,326

Apparel, Accessories & Luxury Goods–0.99%
Michael Kors Holdings Ltd.(b)	236,037	18,550,148

Application Software–2.75%
Monitise PLC (United Kingdom)(b)(c)	29,724,950	15,455,042
salesforce.com, inc.(b)	396,466	25,369,859
Splunk Inc.(b)	159,387	10,532,293
		51,357,194

Asset Management & Custody Banks–0.63%
BlackRock, Inc.	34,279	11,692,910

Biotechnology–11.05%
Alkermes PLC(b)	283,754	14,343,765
Amgen Inc.	184,365	29,900,316
Biogen Idec Inc.(b)	63,232	20,302,531
Celgene Corp.(b)	539,193	57,742,178
Gilead Sciences, Inc.(b)	751,866	84,208,992
		206,497,782

Broadcasting–0.67%
CBS Corp.–Class B	232,333	12,597,095

Building Products–0.57%
Trex Co., Inc.(b)	247,997	10,663,871

Cable & Satellite–4.24%
Comcast Corp.–Class A	315,248	17,448,977
DISH Network Corp.–Class A(b)	501,018	31,889,795
Time Warner Cable Inc.	202,466	29,805,020
		79,143,792

Commodity Chemicals–0.71%
LyondellBasell Industries N.V.–Class A	143,797	13,176,119

Communications Equipment–2.25%
Palo Alto Networks, Inc.(b)	274,116	28,974,061
QUALCOMM, Inc.	167,130	13,121,377
		42,095,438

	Shares	Value
Construction & Engineering–2.46%
Fluor Corp.	350,280	$23,237,575
Jacobs Engineering Group, Inc.(b)	188,883	8,962,498
Quanta Services, Inc.(b)	403,733	13,759,221
		45,959,294

Construction Materials–0.93%
Vulcan Materials Co.	280,225	17,292,685

Consumer Electronics–0.50%
Harman International Industries, Inc.	86,560	9,291,350

Consumer Finance–1.12%
Capital One Financial Corp.	253,903	21,015,551

Data Processing & Outsourced Services–2.66%
Visa Inc.–Class A	206,124	49,764,517

Diversified Support Services–0.54%
Mobile Mini, Inc.	228,825	10,029,400

Drug Retail–0.66%
CVS Health Corp.	144,288	12,381,353

Electrical Components & Equipment–1.39%
AMETEK, Inc.	499,327	26,039,903

Fertilizers & Agricultural Chemicals–1.01%
Monsanto Co.	163,552	18,815,022

Food Retail–1.55%
Kroger Co. (The)	521,050	29,027,696

Health Care Equipment–0.19%
Covidien PLC	39,369	3,639,270

Health Care Facilities–1.18%
HCA Holdings, Inc.(b)	315,765	22,119,338

Health Care Services–0.54%
Omnicare, Inc.	152,581	10,160,369

Health Care Technology–0.46%
IMS Health Holdings, Inc.(b)	352,353	8,544,560

Home Entertainment Software–0.45%
Electronic Arts Inc.(b)	206,104	8,444,081

Home Improvement Retail–1.99%
Lowe’s Cos., Inc.	648,485	37,093,342

Homebuilding–0.62%
Lennar Corp.–Class A	207,631	8,944,743
Taylor Morrison Home Corp.–Class A(b)	157,554	2,716,231
		11,660,974

Hotels, Resorts & Cruise Lines–2.54%
Carnival Corp.	201,433	8,087,535
Norwegian Cruise Line Holdings Ltd.(b)	152,358	5,941,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Summit Fund

	Shares	Value
Hotels, Resorts & Cruise Lines–(continued)
Royal Caribbean Cruises Ltd.	492,774	$33,493,849
		47,523,346

Household Appliances–1.25%
Whirlpool Corp.	135,731	23,352,519

Industrial Conglomerates–0.41%
Danaher Corp.	94,577	7,603,991

Industrial Gases–0.64%
Praxair, Inc.	95,574	12,041,368

Industrial Machinery–0.66%
Flowserve Corp.	180,139	12,247,651

Insurance Brokers–0.74%
Aon PLC	159,900	13,751,400

Integrated Telecommunication Services–0.94%
Koninklijke KPN N.V. (Netherlands)	5,340,241	17,536,054

Internet Retail–3.16%
Amazon.com, Inc.(b)	83,248	25,428,934
Priceline Group Inc. (The)(b)	27,787	33,516,957
		58,945,891

Internet Software & Services–10.47%
Alibaba Group Holding Ltd.–ADR (China)(b)	163,336	16,104,930
Baidu, Inc.–ADR (China)(b)	59,255	14,148,316
Facebook Inc.–Class A(b)	929,901	69,733,276
Google Inc.–Class A(b)	74,907	42,537,438
Google Inc.–Class C(b)	74,906	41,878,447
Q2 Holdings Inc.(b)	3,611	54,490
Yelp Inc.(b)(c)	185,234	11,114,040
		195,570,937

Investment Banking & Brokerage–1.40%
Charles Schwab Corp. (The)	523,535	15,009,748
Lazard Ltd.–Class A	226,650	11,153,447
		26,163,195

Leisure Products–0.53%
Brunswick Corp.	209,690	9,813,492

Life Sciences Tools & Services–0.97%
Thermo Fisher Scientific, Inc.	154,811	18,201,129

Oil & Gas Equipment & Services–1.75%
Halliburton Co.	592,771	32,685,393

Oil & Gas Exploration & Production–2.37%
Cimarex Energy Co.	41,695	4,739,471
Devon Energy Corp.	385,148	23,108,880
Pioneer Natural Resources Co.	86,718	16,394,905
		44,243,256

Packaged Foods & Meats–2.21%
Mead Johnson Nutrition Co.	115,756	11,495,728

	Shares	Value
Packaged Foods & Meats–(continued)
Mondelez International Inc.–Class A	845,986	$29,829,467
		41,325,195

Personal Products–0.94%
Estee Lauder Cos. Inc. (The)–Class A	233,312	17,540,396

Pharmaceuticals–3.62%
AbbVie Inc.	305,545	19,389,886
Allergan, Inc.	44,070	8,375,944
Bristol-Myers Squibb Co.	254,262	14,795,506
Johnson & Johnson	86,508	9,323,832
Mylan Inc.(b)	294,149	15,751,679
		67,636,847

Publishing–0.68%
Tribune Media Co.–Class A(b)	190,825	12,785,275

Railroads–0.28%
Union Pacific Corp.	44,202	5,147,323

Regional Banks–0.99%
Fifth Third Bancorp	237,277	4,743,167
First Republic Bank	269,305	13,715,704
		18,458,871

Restaurants–0.43%
Papa John’s International, Inc.	171,194	8,005,031

Semiconductors–4.34%
Avago Technologies Ltd. (Singapore)	185,756	16,021,455
Micron Technology, Inc.(b)	461,845	15,282,451
NXP Semiconductors N.V. (Netherlands)(b)	524,582	36,017,800
Skyworks Solutions, Inc.	237,312	13,821,051
		81,142,757

Soft Drinks–1.59%
Monster Beverage Corp.(b)	294,593	29,718,542

Systems Software–2.19%
ServiceNow, Inc.(b)	388,682	26,403,169
VMware, Inc.–Class A(b)	172,667	14,429,781
		40,832,950

Technology Hardware, Storage & Peripherals–4.38%
Apple Inc.	757,587	81,819,396

Trucking–1.06%
Old Dominion Freight Line, Inc.(b)	271,247	19,765,769

Wireless Telecommunication Services–2.04%
SBA Communications Corp.–Class A(b)	112,359	12,621,286
Sprint Corp.(b)(c)	4,286,246	25,417,439
		38,038,725
Total Common Stocks & Other Equity Interests (Cost $1,275,466,148)		1,856,179,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Summit Fund

	Shares	Value
Money Market Funds–0.79%
Liquid Assets Portfolio–Institutional Class(d)	7,370,071	$7,370,071
Premier Portfolio–Institutional Class(d)	7,370,070	7,370,070
Total Money Market Funds (Cost $14,740,141)		14,740,141
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.15% (Cost $1,290,206,289)		1,870,919,558
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.84%
Liquid Assets Portfolio–Institutional Class (Cost $15,624,946)(d)(e)	15,624,946	15,624,946
TOTAL INVESTMENTS–100.99% (Cost $1,305,831,235)		1,886,544,504
OTHER ASSETS LESS LIABILITIES–(0.99)%		(18,564,358)
NET ASSETS–100.00%		$1,867,980,146

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2014.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of October 31, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$14,430,254	$(14,430,254)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Summit Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $1,275,466,148)*	$1,856,179,417
Investments in affiliated money market funds, at value and cost	30,365,087
Total investments, at value (Cost $1,305,831,235)	1,886,544,504
Foreign currencies, at value (Cost $115,778)	128,616
Receivable for:
Investments sold	9,458,640
Fund shares sold	244,416
Dividends	603,222
Investment for trustee deferred compensation and retirement plans	396,782
Other assets	51,119
Total assets	1,897,427,299

Liabilities:
Payable for:
Investments purchased	12,532,438
Fund shares reacquired	327,197
Collateral upon return of securities loaned	15,624,946
Accrued fees to affiliates	426,404
Accrued trustees’ and officers’ fees and benefits	3,929
Accrued other operating expenses	72,480
Trustee deferred compensation and retirement plans	459,759
Total liabilities	29,447,153
Net assets applicable to shares outstanding	$1,867,980,146

Net assets consist of:
Shares of beneficial interest	$1,048,265,848
Undistributed net investment income (loss)	(426,476)
Undistributed net realized gain	239,644,484
Net unrealized appreciation	580,496,290
$1,867,980,146

Net Assets:
Class A	$30,382,212
Class B	$675,933
Class C	$2,337,053
Class P	$1,829,660,037
Class S	$3,684,838
Class Y	$699,291
Class R5	$540,782

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	1,631,518
Class B	38,036
Class C	131,818
Class P	97,609,827
Class S	197,498
Class Y	37,446
Class R5	28,900
Class A:
Net asset value per share	$18.62
Maximum offering price per share
(Net asset value of $18.62 ÷ 94.50%)	$19.70
Class B:
Net asset value and offering price per share	$17.77
Class C:
Net asset value and offering price per share	$17.73
Class P:
Net asset value and offering price per share	$18.74
Class S:
Net asset value and offering price per share	$18.66
Class Y:
Net asset value and offering price per share	$18.67
Class R5:
Net asset value and offering price per share	$18.71

*	At October 31, 2014, securities with an aggregate value of $14,430,254 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Summit Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $43,043)	$15,668,687
Dividends from affiliated money market funds (includes securities lending income of $462,446)	465,777
Total investment income	16,134,464

Expenses:
Advisory fees	11,748,249
Administrative services fees	419,944
Custodian fees	77,203
Distribution fees:
Class A	74,876
Class B	7,604
Class C	23,389
Class P	1,803,057
Class S	6,106
Transfer agent fees — A, B, C, P, S and Y	2,166,941
Transfer agent fees — R5	39
Trustees’ and officers’ fees and benefits	65,802
Other	312,889
Total expenses	16,706,099
Less: Fees waived and expense offset arrangement(s)	(22,535)
Net expenses	16,683,564
Net investment income (loss)	(549,100)

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $8,249,685)	240,950,833
Foreign currencies	(28,421)
240,922,412
Change in net unrealized appreciation (depreciation) of:
Investment securities	35,187,026
Foreign currencies	(217,352)
34,969,674
Net realized and unrealized gain	275,892,086
Net increase in net assets resulting from operations	$275,342,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Summit Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(549,100)	$5,480,043
Net realized gain	240,922,412	214,082,032
Change in net unrealized appreciation	34,969,674	211,133,096
Net increase in net assets resulting from operations	275,342,986	430,695,171

Distributions to shareholders from net investment income:
Class A	(35,891)	(43,878)
Class P	(4,580,015)	(4,973,001)
Class S	(9,735)	(11,071)
Class Y	(1,411)	(2,163)
Class R5	(529)	(721)
Total distributions from net investment income	(4,627,581)	(5,030,834)

Distributions to shareholders from net realized gains:
Class A	(506,568)	—
Class B	(17,246)	—
Class C	(47,705)	—
Class P	(35,952,753)	—
Class S	(90,593)	—
Class Y	(8,411)	—
Class R5	(2,353)	—
Total distributions from net realized gains	(36,625,629)	—

Share transactions–net:
Class A	4,192,343	(5,656,004)
Class B	(246,218)	(306,897)
Class C	(55,933)	36,087
Class P	(146,691,555)	(189,984,187)
Class S	(1,330,081)	(462,938)
Class Y	192,807	(95,527)
Class R5	394,341	(38,277)
Net increase (decrease) in net assets resulting from share transactions	(143,544,296)	(196,507,743)
Net increase in net assets	90,545,480	229,156,594

Net assets:
Beginning of year	1,777,434,666	1,548,278,072
End of year (includes undistributed net investment income (loss) of $(426,476) and $3,955,849, respectively)	$1,867,980,146	$1,777,434,666

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Summit Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class P, Class S, Class Y and Class R5. Class P shares are not sold to members of the general public. Only shareholders who had accounts in the AIM Summit Investors Plans I and AIM Summit Investors Plans II at the close of business on December 8, 2006, may continue to purchase Class P shares as described in the Fund’s prospectus. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to

14                         Invesco Summit Fund

contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class P, Class S, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

15                         Invesco Summit Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

16                         Invesco Summit Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 million	1.00%
Next $140 million	0.75%
Over $150 million	0.625%

For the year ended October 31, 2014, the effective advisory fees incurred by Fund was 0.64%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class P, Class S, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 1.85%, 1.90%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waiver fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $12,436.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class P, Class S, Class Y and Class R5 shares. The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C shares, Class P shares and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.10% of the average daily net assets of Class P shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class B and Class C shares, 0.10% of the average daily net assets of Class P shares

17                         Invesco Summit Fund

and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $15,419 in front-end sales commissions from the sale of Class A shares and $0, $628 and $145 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2014, the Fund incurred $26,330 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,869,008,450	$17,536,054	$—	$1,886,544,504

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2014, the Fund engaged in securities purchases of $11,937,155 and securities sales of $10,143,278, which resulted in net realized gains of $8,249,685.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,099.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco Summit Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$4,627,581	$5,030,834
Long-term capital gain	36,625,629	—
Total distributions	$41,253,210	$5,030,834

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$3,385,314
Undistributed long-term gain	237,503,656
Net unrealized appreciation — investments	579,468,783
Net unrealized appreciation (depreciation) — other investments	(216,979)
Temporary book/tax differences	(426,476)
Shares of beneficial interest	1,048,265,848
Total net assets	$1,867,980,146

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $956,035,162 and $1,143,364,260, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$618,033,634
Aggregate unrealized (depreciation) of investment securities	(38,564,851)
Net unrealized appreciation of investment securities	$579,468,783

Cost of investments for tax purposes is $1,307,075,721.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss, on October 31, 2014, undistributed net investment income (loss) was increased by $794,356 and undistributed net realized gain was decreased by $794,356. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Summit Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	1,177,487	$20,524,129	525,746	$7,290,223
Class B	3,659	61,363	11,649	151,168
Class C	34,485	577,352	79,562	1,053,742
Class P	2,621,682	45,934,057	3,874,176	54,668,908
Class S	8,074	139,857	14,304	198,996
Class Y	930,516	15,996,311	6,001	88,347
Class R5	22,466	402,467	—	—

Issued as reinvestment of dividends:
Class A	31,280	518,679	3,239	41,359
Class B	1,064	16,940	—	—
Class C	2,968	47,138	—	—
Class P	2,409,620	40,168,567	383,821	4,928,263
Class S	6,044	100,328	866	11,071
Class Y	211	3,518	99	1,269
Class R5	149	2,471	50	647

Automatic conversion of Class B shares to Class A shares:
Class A	7,145	125,227	9,577	133,394
Class B	(7,458)	(125,227)	(9,924)	(133,394)

Reacquired:
Class A	(988,306)	(16,975,692)	(926,509)	(13,120,980)
Class B	(11,934)	(199,294)	(23,553)	(324,671)
Class C	(40,602)	(680,423)	(73,656)	(1,017,655)
Class P	(13,241,814)	(232,794,179)	(17,503,878)	(249,581,358)
Class S	(89,938)	(1,570,266)	(48,612)	(673,005)
Class Y	(924,531)	(15,807,022)	(12,557)	(185,143)
Class R5	(623)	(10,597)	(2,831)	(38,924)
Net increase (decrease) in share activity	(8,048,356)	$(143,544,296)	(13,692,430)	$(196,507,743)

20                         Invesco Summit Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$16.40	$(0.03)	$2.62	$2.59	$(0.03)	$(0.34)	$(0.37)	$18.62	16.06%	$30,382	1.05	%(d)	1.05	%(d)	(0.18	)%(d)	52%
Year ended 10/31/13	12.67	0.03	3.72	3.75	(0.02)	—	(0.02)	16.40	29.68	23,025	1.06		1.06		0.20		49
Year ended 10/31/12	11.56	0.01	1.10	1.11	(0.00)	—	(0.00)	12.67	9.62	22,712	1.08		1.08		0.09		36
Year ended 10/31/11	11.09	0.00	0.47	0.47	(0.00)	—	(0.00)	11.56	4.25	17,763	1.06		1.07		0.00		59
Year ended 10/31/10	9.55	0.00	1.61	1.61	(0.07)	—	(0.07)	11.09	16.89	21,981	1.09		1.10		0.00		53
Class B
Year ended 10/31/14	15.76	(0.15)	2.50	2.35	—	(0.34)	(0.34)	17.77	15.19	676	1.80	(d)	1.80	(d)	(0.93	)(d)	52
Year ended 10/31/13	12.25	(0.08)	3.59	3.51	—	—	—	15.76	28.65	831	1.81		1.81		(0.55)		49
Year ended 10/31/12	11.24	(0.08)	1.09	1.01	—	—	—	12.25	8.99	913	1.83		1.83		(0.66)		36
Year ended 10/31/11	10.87	(0.09)	0.46	0.37	—	—	—	11.24	3.40	1,085	1.81		1.82		(0.75)		59
Year ended 10/31/10	9.37	(0.08)	1.58	1.50	—	—	—	10.87	16.01	1,477	1.84		1.85		(0.75)		53
Class C
Year ended 10/31/14	15.73	(0.16)	2.50	2.34	—	(0.34)	(0.34)	17.73	15.15	2,337	1.80	(d)	1.80	(d)	(0.93	)(d)	52
Year ended 10/31/13	12.22	(0.08)	3.59	3.51	—	—	—	15.73	28.72	2,122	1.81		1.81		(0.55)		49
Year ended 10/31/12	11.23	(0.08)	1.07	0.99	—	—	—	12.22	8.82	1,577	1.83		1.83		(0.66)		36
Year ended 10/31/11	10.85	(0.09)	0.47	0.38	—	—	—	11.23	3.50	1,968	1.81		1.82		(0.75)		59
Year ended 10/31/10	9.36	(0.08)	1.57	1.49	—	—	—	10.85	15.92	2,435	1.84		1.85		(0.75)		53
Class P
Year ended 10/31/14	16.50	(0.01)	2.63	2.62	(0.04)	(0.34)	(0.38)	18.74	16.22	1,829,660	0.90	(d)	0.90	(d)	(0.03	)(d)	52
Year ended 10/31/13	12.75	0.05	3.74	3.79	(0.04)	—	(0.04)	16.50	29.84	1,746,339	0.91		0.91		0.35		49
Year ended 10/31/12	11.63	0.03	1.11	1.14	(0.02)	—	(0.02)	12.75	9.80	1,518,577	0.93		0.93		0.24		36
Year ended 10/31/11	11.15	0.02	0.48	0.50	(0.02)	—	(0.02)	11.63	4.46	1,545,006	0.91		0.92		0.15		59
Year ended 10/31/10	9.60	0.02	1.60	1.62	(0.07)	—	(0.07)	11.15	16.97	1,663,462	0.94		0.95		0.15		53
Class S
Year ended 10/31/14	16.43	(0.01)	2.62	2.61	(0.04)	(0.34)	(0.38)	18.66	16.18	3,685	0.95	(d)	0.95	(d)	(0.08	)(d)	52
Year ended 10/31/13	12.70	0.04	3.73	3.77	(0.04)	—	(0.04)	16.43	29.74	4,490	0.96		0.96		0.30		49
Year ended 10/31/12	11.58	0.02	1.12	1.14	(0.02)	—	(0.02)	12.70	9.82	3,896	0.98		0.98		0.19		36
Year ended 10/31/11	11.11	0.01	0.47	0.48	(0.01)	—	(0.01)	11.58	4.36	4,078	0.96		0.97		0.10		59
Year ended 10/31/10	9.56	0.01	1.61	1.62	(0.07)	—	(0.07)	11.11	16.99	4,246	0.99		1.00		0.10		53
Class Y
Year ended 10/31/14	16.45	0.01	2.61	2.62	(0.06)	(0.34)	(0.40)	18.67	16.23	699	0.80	(d)	0.80	(d)	0.07	(d)	52
Year ended 10/31/13	12.72	0.06	3.73	3.79	(0.06)	—	(0.06)	16.45	29.90	514	0.81		0.81		0.45		49
Year ended 10/31/12	11.58	0.04	1.13	1.17	(0.03)	—	(0.03)	12.72	10.14	479	0.83		0.83		0.34		36
Year ended 10/31/11	11.11	0.03	0.47	0.50	(0.03)	—	(0.03)	11.58	4.48	1,186	0.81		0.82		0.25		59
Year ended 10/31/10	9.56	0.03	1.60	1.63	(0.08)	—	(0.08)	11.11	17.14	1,422	0.84		0.85		0.25		53
Class R5
Year ended 10/31/14	16.46	0.03	2.63	2.66	(0.07)	(0.34)	(0.41)	18.71	16.50	541	0.69	(d)	0.69	(d)	0.18	(d)	52
Year ended 10/31/13	12.73	0.08	3.72	3.80	(0.07)	—	(0.07)	16.46	30.05	114	0.71		0.71		0.55		49
Year ended 10/31/12	11.60	0.06	1.11	1.17	(0.04)	—	(0.04)	12.73	10.12	123	0.72		0.72		0.45		36
Year ended 10/31/11	11.14	0.04	0.47	0.51	(0.05)	—	(0.05)	11.60	4.54	77	0.74		0.75		0.32		59
Year ended 10/31/10	9.58	0.04	1.62	1.66	(0.10)	—	(0.10)	11.14	17.42	11	0.68		0.69		0.41		53

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $29,950, $760, $2,339, $1,803,057, $4,071, $5,171 and $371 for Class A, Class B, Class C, Class P, Class S, Class Y and Class R5 shares, respectively.

21                         Invesco Summit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)

and Shareholders of Invesco Summit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Summit Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

22                         Invesco Summit Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,097.40	$5.55	$1,019.91	$5.35	1.05%
B	1,000.00	1,093.50	9.50	1,016.13	9.15	1.80
C	1,000.00	1,093.80	9.50	1,016.13	9.15	1.80
P	1,000.00	1,098.00	4.76	1,020.67	4.58	0.90
S	1,000.00	1,098.40	5.02	1,020.42	4.84	0.95
Y	1,000.00	1,098.40	4.23	1,021.17	4.08	0.80
R5	1,000.00	1,099.40	3.65	1,021.73	3.52	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Summit Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Summit Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Multi-Cap Growth Funds Index. The Board noted that performance of Class P shares of the Fund was in the first quintile of the performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first

24                         Invesco Summit Fund

quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class P shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. Invesco Advisers noted that the Fund continues to be positioned as a conservative growth portfolio. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class P shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not charge the Invesco Funds fees for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

25                         Invesco Summit Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$36,625,629
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$10,439

26                         Invesco Summit Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Summit Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Summit Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Summit Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Summit Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01424 and 002-25469	SUM-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$82,400	N/A	$123,500	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$24,400	0%	$39,900	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$106,800	0%	$163,400	0%

(g) PWC billed the Registrant aggregate non-audit fees of $24,400 for the fiscal year ended 2014, and $39,900 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end 2014 include fees billed for reviewing tax returns. Tax fees for the fiscal year end 2013 includes fees billed for reviewing tax returns and fund mergers.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $2,939,346 for the fiscal year ended 2014, and $1,248,475 for the fiscal year ended 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of November 21, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 21, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Equity Funds (Invesco Equity Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 9, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 9, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 9, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.